UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2010

COVANTA HOLDING CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-6732	95-6021257
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Lane Road Fairfield, New Jersey	07004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 882-9000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 9, 2010, Covanta Holding Corporation (the “Company”) announced that Sanjiv Khattri will become the Company’s Executive Vice President and Chief Financial Officer, effective August 16, 2010. In connection with the appointment of Mr. Khattri, Thomas Bucks will no longer serve as Interim Chief Financial Officer. Mr. Bucks will continue to serve as Vice President and Chief Accounting Officer of the Company.

Since June 2008, Mr. Khattri, age 45, has been an independent consultant primarily focusing on business outlook, investment strategies and corporate analysis for private investment funds, investment banks and corporations. From December 2007 through May 2008, Mr. Khattri was Executive Vice President of Corporate Development of GMAC LLC, a diversified global financial services company, and Chief Financial Officer of Residential Capital, LLC, GMAC’s residential mortgage subsidiary, after serving as Executive Vice President and Chief Financial Officer of GMAC from March 2004 to December 2007. As Chief Financial Officer at GMAC he was responsible for all controller, treasury, business unit finance, investor relations, risk, audit, tax, business development, and restructuring functions. He also had the primary leadership role in external GMAC financial communications with rating agencies, investors and the Securities and Exchange Commission (“SEC”). Prior to joining GMAC, Mr. Khattri worked in various capacities for General Motors Corporation from 1989 to 2004 with his last position there being Assistant Treasurer.

In connection with his appointment, Mr. Khattri has agreed to the terms of an offer letter (the “Offer Letter”) dated August 3, 2010 providing for (i) an annual base salary of $425,000; (ii) participation in the Company’s 2010 annual cash bonus program with a target bonus of 75% of base salary; (iii) eligibility to participate in all equity programs approved by the compensation committee of the Board of Directors; (iv) an initial restricted stock grant under the Company’s Equity Award Plan with a value of $450,000 vesting pro rata over four years commencing on March 17, 2011; and (v) the Company’s standard employee benefits. Mr. Khattri will also participate in the Company’s Severance Plan for Senior Executives. The above description of the Offer Letter is a summary and is qualified in its entirety by the Offer Letter which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. For additional information on the Company’s annual cash bonus program, Equity Award Plan and Severance Plan for Senior Executives, see the Company’s Proxy Statement for its Annual Meeting held on May 6, 2010 filed with the SEC on April 1, 2010.

A copy of the Press Release announcing Mr. Khattri’s appointment is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired – Not Applicable

(b) Pro Forma Financial Information – Not Applicable

(c) Shell Company Transactions – Not Applicable

(d) Exhibits

Exhibit No.	Exhibit

10.1	Offer Letter between Sanjiv Khattri and Covanta Holding Corporation dated August 3, 2010.

99.1	Press Release dated August 9, 2010 announcing appointment of Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 9, 2010

COVANTA HOLDING CORPORATION (Registrant)

By:	/s/Timothy J. Simpson

Name:	Timothy J. Simpson,
Title:	Executive Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Offer Letter between Sanjiv Khattri and Covanta Holding Corporation dated August 3, 2010.

99.1	Press Release dated August 9, 2010 announcing appointment of Chief Financial Officer.

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